Filed Pursuant to Rule 497(e)
                                                      Registration No. 002-92665


                              EXCELSIOR FUNDS, INC.

                               International Fund
                                Pacific/Asia Fund
                                Pan European Fund
                              Emerging Markets Fund

    Supplement dated February 3, 2004, to the Prospectus dated July 29, 2003.

        On page 13, the section entitled, "Portfolio Managers" is revised in its entirety to read as follows:

"Portfolio Managers

David J. Linehan and Donald Elefson serve as the portfolio co-managers for the International Fund, the Pacific/Asia Fund, the Pan European Fund and the Emerging Markets Fund. Mr. Linehan is a Managing Director and has served as the portfolio manager or co-manager of the International Fund, the Emerging Markets Fund and the Pacific/Asia Fund since joining U.S. Trust in 1998. Mr. Linehan has served as portfolio co-manager of the Pan European Fund since 2004. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Elefson is a Senior Vice President and has been a portfolio manager or co-manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Fund, the Pan European Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney.

Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance."